Exhibit 99.1

BreitBurn Energy Partners L.P. Announces Public Offering of Common Units

LOS ANGELES, February 2, 2012 — BreitBurn Energy Partners L.P. (the “Partnership”) (NASDAQ:BBEP) announced today that it has commenced a public offering, subject to market and other conditions, of 8,000,000 common units representing limited partner interests in the Partnership. The Partnership intends to grant the underwriters a 30-day option to purchase up to an additional 1,200,000 common units. The Partnership intends to use the net proceeds from the offering to repay indebtedness outstanding under its existing revolving credit facility.

RBC Capital Markets, LLC, Citigroup Global Markets Inc., BofA Merrill Lynch, Barclays Capital Inc., Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC will act as joint book-running managers of the offering. When available, a copy of the preliminary prospectus supplement and accompanying prospectus relating to the offering may be obtained from:

RBC Capital Markets, LLC

Three World Financial Center

200 Vesey Street, 8th Floor

New York, New York 10281-8098

Attention: Equity Syndicate

Phone: (877) 822-4089

Citigroup Global Markets Inc.

Attention: Prospectus Department

Brooklyn Army Terminal

140 58th Street, 8th Floor

Brooklyn, New York 11220

Phone: (800) 831-9146

batprospectusdept@citi.com

BofA Merrill Lynch

Attn: Prospectus Department

4 World Financial Center

New York, New York 10080

dg.prospecus_requests@baml.com

Barclays Capital Inc.

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Phone: (888) 603-5847

barclaysprospectus@broadridge.com

Wells Fargo Securities, LLC

Attn: Equity Syndicate Dept.

375 Park Avenue

New York, New York 10152

Phone: (800) 326-5897

cmclientsupport@wellsfargo.com

Credit Suisse Securities (USA) LLC

One Madison Avenue

New York, New York 10010

Attn: Prospectus Department

Telephone: (800) 221-1037

An electronic copy of the preliminary prospectus supplement and accompanying base prospectus may also be obtained at no charge at the Securities and Exchange Commission’s website at www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering may be made only by means of a prospectus and prospectus supplement meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The offering will be made pursuant to an effective shelf registration statement, which was previously filed by the Partnership with the Securities and Exchange Commission, and a prospectus supplement and accompanying prospectus, which will be filed by the Partnership with the Securities and Exchange Commission.

About BreitBurn Energy Partners L.P.

BreitBurn Energy Partners L.P. is a publicly traded independent oil and gas limited partnership focused on the acquisition, exploitation, development and production of oil and gas properties. The Partnership’s producing and non-producing crude oil and natural gas reserves are located in Michigan, Wyoming, California, Florida, Indiana, and Kentucky.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements relating to the Partnership’s operations that are based on management’s current expectations, estimates and projections about its operations. Words and phrases such as “intends,” “to be offered,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict. These include risks relating to the Partnership’s financial performance and results, availability of sufficient cash flow to execute our business plan, our level of indebtedness, a significant reduction in the borrowing base under our bank credit facility, our ability to raise capital, prices and demand for natural gas and oil, our ability to replace reserves and efficiently develop our current reserves, political and regulatory developments relating to taxes, derivatives and our oil and gas operations, and the factors set forth under the heading “Risk Factors” incorporated by reference from our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2011, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, the Partnership undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Unpredictable or unknown factors not discussed herein also could have material adverse effects on forward-looking statements.

Investor Relations Contacts:

James G. Jackson

Executive Vice President and Chief Financial Officer

(213) 225-5900 x273

or

Jessica Tang

Investor Relations

(213) 225-5900 x210

BBEP-IR